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                             AMERICAN PARTNERS LIFE INSURANCE COMPANY
                                  APL Variable Annuity Account 1

                                         POWER OF ATTORNEY


City of Minneapolis

State of Minnesota


Each of the undersigned, as a director of American Partners Life Insurance Company (APL), sponsor of the unit investment trust consisting of the APL Variable Annuity Account 1 in connection with the filing of a registration statement on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940, hereby constitutes and appoints William A. Stoltzmann, Mary Ellyn Minenko, Sherilyn K. Beck, Colin Lancaster and Timothy S. Meehan or any one of them, as his/her attorney-in-fact and agent, to sign for him/her in his/her name, place and stead any and all filings, applications (including applications for exemptive relief), periodic reports, registration statements (with all exhibits and other documents required or desirable in connection therewith), other documents, and amendments thereto and to file such filings, applications periodic reports, registration statements, other documents, and amendments thereto with the Securities and Exchange Commission, and any necessary states, and grants to any or all of them the full power and authority to do and perform each and every act required or necessary in connection therewith.



/s/ Lorraine R. Hart                             March 11, 1997
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    Lorraine R. Hart
    Vice President - Investments
    Director


/s/ Jay C. Hatlestad                             March 11, 1997
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    Jay C. Hatlestad
    Controller


/s/ Richard W. Kling                             March 12, 1997
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    Richard W. Kling
    Chairman of the Board
    Director


/s/ Stuart A. Sedlacek                           March 7, 1997
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    Stuart A. Sedlacek
    President
    Director



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/s/ William A. Stoltzmann                        March 11, 1997
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    William A. Stoltzmann
    Vice President, General Counsel
    and Secretary
    Director


/s/ Melinda S. Urion                             March 10, 1997
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    Melinda S. Urion
    Vice President
    Director